CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, James D. Dondero, Chief Executive Officer of Highland Credit Strategies Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.  The  information  contained in the Report fairly  presents,  in all
             material   respects,   the  financial   condition  and  results  of
             operations of the Registrant.

Date:    MARCH 5, 2007                 /S/ JAMES D. DONDERO
     ---------------------             -----------------------------------------
                                       James D. Dondero, Chief Executive Officer
                                       (principal executive officer)

I, M. Jason Blackburn, Chief Financial Officer of Highland Credit Strategies Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.  The  information  contained in the Report fairly  presents,  in all
             material   respects,   the  financial   condition  and  results  of
             operations of the Registrant.

Date:    MARCH 5, 2007                /S/ M. JASON BLACKBURN
     ---------------------           -------------------------------------------
                                     M. Jason Blackburn, Chief Financial Officer
                                     (principal financial officer)